Earnings per Share - Summary of Earnings Per Share (Detail) - CAD ($) $ / shares in Units, shares in Thousands, $ in Millions	3 Months Ended
	Jan. 31, 2022	Oct. 31, 2021	Jan. 31, 2021
Basic earnings per share
Net income attributable to equity shareholders	$ 1,864	$ 1,436	$ 1,621
Less: Preferred share dividends and distributions on other equity instruments	41	47	30
Common shareholders	$ 1,823	$ 1,389	$ 1,591
Weighted-average common shares outstanding (thousands)	450,935	450,469	447,281
Basic earnings per share	$ 4.04	$ 3.08	$ 3.56
Diluted earnings per share
Net income attributable to common shareholders	$ 1,823	$ 1,389	$ 1,591
Weighted-average common shares outstanding (thousands)	450,935	450,469	447,281
Add: Stock options potentially exercisable (1) (thousands)	1,420	1,389	502
Add: Equity-settled consideration (thousands)	161	170	146
Weighted-average diluted common shares outstanding (thousands)	452,516	452,028	447,929
Diluted earnings per share	$ 4.03	$ 3.07	$ 3.55